SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  August 17, 2004

Medis Technologies Ltd.
(Exact name of Registrant as specified in its charter)

Delaware	0-30391	13-3669062
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

805 Third Avenue
New York, New York 10022
(Address of principal executive offices)

Registrant’s telephone number: (212) 935-8484

Item 5. Other Events and Required FD Disclosure.

On August 17, 2004, Medis Technologies Ltd. (the “Company”) posted a letter to stockholders from Robert K. Lifton, the Chairman and Chief Executive Officer of the Company, on the Company’s website. A copy of the letter is being furnished as Exhibit 99.1 to this report.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

(a)     Financial Statements of Businesses Acquired: None

(b)     Pro Forma Financial Information: None

(c)     Exhibits:

Exhibit Number	Description of Exhibit

99.1	Letter to Stockholders

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 17, 2004

MEDIS TECHNOLOGIES LTD.

By: /s/ ROBERT K. LIFTON Name: Robert K. Lifton Title: Chief Executive Officer